EXHIBIT 10.3

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AEMETIS, INC.

Warrant To Purchase Common Stock

Warrant No.: 2012-___	Number of Shares: _________
Issuance Date: January _, 2012

THIS CERTIFIES THAT, for value received, _________________ or his transferees, successors, affiliates and assigns (the “Holder”) is entitled to purchase from Aemetis, Inc., a Nevada corporation (the “Company”), at any time and from time to time before the Expiration Date (defined below) at the Exercise Price (defined below) duly authorized, validly issued, fully paid and nonassessable shares of the Company’s Common Stock, par value $.001 per share (the “Warrant Shares”), all subject to adjustment and upon the terms and conditions provided herein.

This Warrant is being issued to the Holder pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of January __, 2012 (the “Purchase Agreement”), by and among the Holder; Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation; and the Company.

Section  1. Definitions.

The following terms as used in this Warrant have the following meanings:

(a) “Alternate Consideration” has the meaning attributed to it in Section 7(c).

(b) “Appraiser” has the meaning attributed to it in Section 7(b).

(c) “Business Day” means any day other than Saturday, Sunday or a day on which banks are required or permitted to be closed in the city of New York.

(d) “Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(e) “Current Market Price” shall mean, for a share of Common Stock on any date, the average Quoted Price for the three (3) consecutive Trading Days prior to the date in question.

(f) “Delivery Date” has the meaning attributed to it in Section 2(b).

(g) “Derivative Security” means any right, option, warrant or other security convertible into or exercisable for Common Stock.

(h) “Designated Office” has the meaning attributed to it in Section 10(a).

(i) “Distributed Property” has the meaning attributed to it in Section 7(b).

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Exercise Date” has the meaning attributed to it in Section 2(b).

(l) “Exercise Documents” has the meaning attributed to it in Section 2(b).

(m) “Exercise Notice” has the meaning attributed to it in Section 2(a).

(n) “Exercise Price” is equal to $0.001 per share, subject to adjustment as set forth in this Warrant.

(o) “Expiration Date” means the fifth (5th) anniversary of the Issuance Date or, if such date falls on a day that is not a Business Day or a day on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded, the next Business Day.

(p) “Fundamental Transaction” has the meaning attributed to it in Section 7(c).

(q) “Issuance Date” means January 6, 2012.

(r) “Payment” has the meaning attributed to it in Section 2(a).

(s) “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

(t) “Property Dividend” has the meaning attributed to it in Section 7(c).

(u) “Quoted Price” means, with respect to Common Stock on any particular date, (i) the last reported sales price of the Common Stock on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (ii) if there is no such price on such date, then the last reported sales price of the Common Stock on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (iii) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (iv) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(v) “Securities Act” means the Securities Act of 1933, amended.

(w) “Trading Day” means, with respect to any security, any day on which any market in which the applicable security is then traded and in which the Quoted Price may be ascertained, is open for business.

(x) “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

(y) “Waiver Notice” has the meaning attributed to it in Section 8.

(z) “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(aa) “Warrant Shares” has the meaning attributed to it in the preamble of this Warrant.

Section  2. Exercise of Warrant.

(a) This Warrant may be exercised by the Holder registered on the books of the Company, in whole or in part, at any time prior to 11:59 p.m. New York time on the Expiration Date.  Any exercise of this Warrant shall be effected by: (1) delivery to the Company at the Designated Office of a written notice, in the form attached as Exhibit A (the “Exercise Notice”), of Holder’s election to exercise this Warrant, specifying the number of Warrant Shares to be purchased, (2) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased (a) in cash or by wire transfer of immediately available funds; or (b) by means of a cashless exercise pursuant to Section 2(d); (such cash, wire transfer or cashless exercise referred to herein as the “Payment,” and any Payment may include any combination of such methods) and (3) the surrender to the Company at the Designated Office or to a nationally recognized courier for overnight delivery to the Designated Office, as soon as practicable following such date, of this Warrant, (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction in such form and substance as reasonably satisfactory to the Company).

(b) The Company shall, not later than the fifth (5th) Business Day (the “Delivery Date”) following receipt of an Exercise Notice, the Payment and this Warrant (collectively, the “Exercise Documents”), execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder, on or before the Delivery Date, a certificate or certificates, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled.  Upon delivery of the Exercise Notice and the Payment (the “Exercise Date”), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised on the Delivery Date, irrespective of the date of delivery of the certificates evidencing the Warrant Shares.

(c) Unless the rights represented by this Warrant have expired or been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after receipt of the Exercise Documents and at its own expense, issue a new Warrant identical in all respects to this Warrant, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to exercise, less the number purchased pursuant to the Exercise Notice.

(d) In lieu of or in addition to exercising this Warrant by means of paying in cash or by wire transfer, the Holder may elect to make the Payment by means of receiving shares equal to the value of this Warrant (or portion thereof being exercised) by delivery and surrender of this Warrant together with the Exercise Notice in accordance with the terms hereof, duly completed to indicate a net issuance exercise and executed by the Holder, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y(A-B)/A

where	X = the number of shares to be issued to the Holder;

Y = the number of shares purchasable (or portion thereof) under this Warrant that are being exercised on the Exercise Date;

A = the Current Market Price of the Common Stock on the Exercise Date; and

B = the Exercise Price on the Exercise Date.

(e) The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant.  As to any fraction of a share that the Holder of this Warrant would otherwise be entitled to purchase upon such exercise, the Company shall pay the Holder cash in lieu of such fractional share in an amount equal to the same fraction of the Current Market Price.

Section  3. Covenants as to Common Stock.  The Company hereby covenants and agrees as follows:

(a) This Warrant is, and any Warrants issued in substitution for or in replacement of this Warrant upon issuance will be, duly authorized, executed and delivered.

(b) Upon issuance, all Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c) As long as this Warrant is outstanding and may be exercised, the Company shall reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant any other Derivative Security then outstanding.

Section  4. Warrant Holder Not Deemed a Stockholder.  This Warrant shall not be construed as conferring upon the Holder the right to vote or to execute written consents as a stockholder of the Company.  Except as expressly provided herein, this Warrant shall not be construed as conferring upon the Holder the right to notice as a stockholder of the Company or any other matters or rights whatsoever as a stockholder of the Company.  Except as expressly provided herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the rights represented hereby or the shares purchasable hereunder until, and only to the extent that, shares of Common Stock have been issued to the Holder pursuant to the exercise of this Warrant.  No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price for any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or its creditors.

Section  5. Representations of Holder.  The Holder, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.  Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.  If the Holder cannot make such representations because they would be factually incorrect, it shall be a condition to Holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any federal or state securities laws.  The Company shall not be penalized or disadvantaged by a Holder’s inability to exercise this Warrant due to its inability to make the required representations in connection with the exercise of this Warrant.

Section  6. Transfer, Division and Combination.

(a) Each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with delivery of a written assignment of this Warrant in the form attached hereto as Exhibit B duly executed by the Holder or its duly authorized agent or attorney.  Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with the terms of this Warrant, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

(b) Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon surrender and presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder duly authorized or its agent or attorney.  Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

Section  7. Adjustment Provisions.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7.

(a) Stock Dividends, Subdivisions and Combinations.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction, the numerator of which is equal to the number of shares of Common Stock outstanding immediately prior to the event and the denominator of which is equal to the number of shares of Common Stock outstanding immediately after such event.  Such adjustment shall be made successively whenever any event listed above shall occur.  In addition, the number of shares for which this Warrant is exercisable shall be adjusted so that the Holder of this Warrant thereafter may exercise this Warrant for the same aggregate number and kind of shares of capital stock of the Company that such Holder would have owned immediately following such event if such Holder had exercised this Warrant immediately prior to such event.  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date of a subdivision, combination or reclassification.

(b) Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of (A) such Exercise Price multiplied by (B) a fraction, (1) the numerator of which is equal to the Current Market Price of the Common Stock immediately prior to (but not including) such record date less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an “Appraiser”) and (2) the denominator of which is equal to the Current Market Price of the Common Stock immediately prior to (but not including) such record date.  In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by the Appraiser and the appraiser selected by the Holder.  As an alternative to the foregoing adjustment to the Exercise Price, upon the written request of the Holder delivered before the 90th day after such record date, the Company shall deliver to such Holder, the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date, upon any exercise of the Warrant that occurs after such record date.  In addition, the number of shares for which this Warrant is exercisable shall be adjusted so that the Holder of this Warrant thereafter may exercise this Warrant for the same aggregate number and kind of shares of capital stock of the Company that such Holder would have owned immediately following such event if such Holder had exercised this Warrant immediately prior to such event.

(c) Fundamental Transactions.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 7(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”).  The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that: (x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this Section 7(c), and (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant and the Purchase Agreement.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.  At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 30th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five (5) Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value (calculated in accordance with Bloomberg, L.P. using a 180 day historical volatility) of the remaining unexercised portion of this Warrant on the date of such request in the case of a third party tender offer, or, in the case of any other Fundamental Transaction, on the date of the execution of definitive documentation governing such Fundamental Transaction.

(d) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock

(e) Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 7, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(f) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided that, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

Section  8. Ownership Cap and Exercise Restriction.  Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% or 9.999%, as applicable, of the then issued and outstanding shares of Common Stock; provided that, upon the Holder of this Warrant providing the Company with five (5) days prior written notice (pursuant to Section 10 hereof) (the “Waiver Notice”) that such Holder would like to waive this Section 8 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 8 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further that, this provision shall be of no further force or effect during the five (5) days immediately preceding the expiration of the term of this Warrant.

Section  9. Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking reasonably satisfactory to the Company (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section  10. Office of the Company; Notice.

(a) As long as this Warrant remains outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.  Such Designated Office shall initially be the office of the Company at:

If to the Company:
Aemetis, Inc.
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
Tel: (408) 213-0940
Fax: (408) 252-8044
Attention: Chief Financial Officer

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by fax transmittal (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and fax numbers for the Company shall be those set forth in Section 10(a).

If to the Holder, at the address and fax number set forth below.  Each party shall provide five (5) calendar days’ prior written notice to the other party of any change in address or fax number.  Written confirmation of receipt (A) given by the recipient of any notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s fax machine containing the time, date, recipient fax number and an image of the first page of the transmission, or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt.

Section  11. Amendment and Waiver.  Except as otherwise provided herein, this Warrant may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Holder.  No provision hereunder may be waived other than in a written instrument executed by the waiving party.

Section  12. Assignment.  Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder or their successors and assigns.

Section  13. Governing Law.  This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

Section  14. Restrictive Legends.  So long as this Warrant remains outstanding and until such time as (a) a registration statement has been declared effective by the Securities and Exchange Commission or (b) the Warrant Shares may be sold pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities that can then be immediately sold, certificates for any Warrant Shares will, in addition to any legend required under applicable securities laws, bear a restrictive legend substantially in the form first set forth above.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of January __, 2012.

AEMETIS, INC.

By:	____________________________________
Name: Eric McAfee
Title: Chief Executive Officer

Exhibit A To Warrant

AEMETIS, INC.

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THIS WARRANT

The undersigned holder hereby exercises the right to purchase _________________ shares of Common Stock (“Warrant Shares”) of Aemetis, Inc., a Nevada corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Payment of Exercise Price (check applicable box).

[ ] Payment in the sum of $_________________ [is enclosed] [has been wire transferred] to the Company in accordance with the terms of the Warrant.

[ ] Holder hereby elects to make the Payment for the Warrant Shares in accordance with Section 2(d) of the Warrant.

2. Delivery of Warrant Shares.  The Company shall deliver the Warrant Shares in the name of the undersigned or in such other name as is specified below in accordance with Section 2(d) of the Warrant at the following address:

__________________________
__________________________
__________________________

3. Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Date: ______________________ __, ______

By:	_____________________________
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs the transfer agent of the Company to issue the above indicated number of shares of Common Stock to the Holder.

AEMETIS, INC.

By:	______________________________________
Name:
Title:

Exhibit B To Warrant

ASSIGNMENT

To be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ___________________________________ hereby sells, assigns and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to __________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

______________________________________ of the Warrants represented by this Warrant Certificate and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: _____________________________	_______________________________________
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad – 15).

Appendix I

Holder’s Contact Information

Name: _______________________________________________

Title (if any): __________________________________________

Entity Name (if any): ____________________________________

Address: _____________________________________________

City, State, Zip: ________________________________________

Telephone Number:_____________________________________

Facsimile Number: ______________________________________

E-mail Address: ________________________________________